Exhibit 10.1.45

THE USE OF THE FOLLOWING NOTATION IN THIS EXHIBIT INDICATES THAT THE CONFIDENTIAL PORTION HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION: [***]

Amendment #5

To the

2Ku In-Flight Connectivity Services Agreement

This Amendment #5 ( “Amendment”) to the 2Ku In-Flight Connectivity Services Agreement is made as of July 12th, 2017 (“Amendment Date”), by and between Delta Air Lines, Inc. (“Delta”) and Gogo LLC (“Gogo”). Capitalized terms used herein that are not otherwise defined shall have the meanings given to such terms in the Original Agreement (as such term is defined below).

WHEREAS, Delta and Gogo are parties to the 2Ku In-Flight Connectivity Services Agreement dated as of April 1, 2015 (the “Original Agreement”), under which Gogo provides installation of certain equipment and provision of services related to Gogo’s 2Ku Connectivity Services;

WHEREAS, Delta and Gogo, desire to amend the Original Agreement to include the implementation of Internet Protocol TV (“IPTV”) Services on certain Fleet Type A/C;

NOW, THEREFORE, in consideration of the foregoing premises and covenants contained herein, Delta and Gogo agree to amend the Original Agreement as follows:

1.	Exhibit J in the Agreement shall be deleted entirely and replaced by the Exhibit J in this Amendment #5.

This Amendment #5 contains the entire understanding among the parties, and supersedes any prior written or oral agreement between them, respecting the subject matter hereof. This Amendment shall be governed by the same laws and in the same manner as the Original Agreement. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the parties have executed this Amendment effective as of the Amendment Date.

DELTA AIR LINES, INC.		GOGO LLC

By:	/s/ Jeff Mihalic	By:	/s/ Oakleigh Thorne
Name:	Jeff Mihalic	Name:	Oakleigh Thorne
Title:	VP, Fleet and Material Services	Title:	President and CEO

Date:	2-26-2018	Date:	3/21/2018

EXHIBIT J

IPTV DESCRIPTION

1.    Implementation of Internet Protocol TV (“IPTV”). In accordance with Article 2.7.3 and this Exhibit J of the Agreement, Delta is electing to enable IPTV on the Fleet Types listed in Table 2-1 below.

2.	Addition of Internet Protocol TV (“IPTV”) to Delta’s 2Ku fleet. The Fleet Types listed below shall be equipped to receive, and broadcast, live television content, and related metadata, secured and licensed by Delta (“IPTV Content”) over Gogo’s 2Ku network. Gogo shall enable functionality of this content to either Portable Electronic Devices (“PED”) or shall deliver this content to the applicable Panasonic seat-back system, revision of which has been mutually agreed between the Parties, (including any [***], per the table below.

Table 2.1 Fleet Types with PED and/or Seat-back
Fleet Type	PED	Seat-Back
[***]	X	X
[***]	X	X
[***]	X	X
[***]	X	X
[***]	X
[***]	X	X
[***]	X
[***]	X	X
[***]	X	X
[***]	X	X

Nothing in this Exhibit J shall be interpreted as a commitment by Delta to configure any minimum volume of aircraft or additional fleet types with IPTV. Any additional fleet type will be added by amendment to that fleet’s existing 2Ku or Ku agreement for its inclusion as a 2Ku aircraft, which amendment shall include any mutually agreed costs for such addition.

3.	Description of the System. The backbone of the IPTV system is based on the 2Ku system that Delta has installed (or is installing) on several of its narrow body fleet types. During the operation of the IPTV system Gogo receives content secured and licensed by Delta from [***] (or a similar supplier selected by Delta and approved by Gogo, whose approval shall not be unreasonably withheld), [***], and [***]. Approved aircraft then [***].

Once the content is received at the aircraft, Gogo’s [***]. The streams are also formatted and made available to seatback monitor systems, where applicable.

Quality monitoring will be employed at various points in the network to ensure that channels are allocated sufficient [***]. Gogo will employ both [***]. Additionally, the [***].

4.	Scope. Basic scope expectations from Gogo include:

•	Provide IPTV near live-linear channel streaming

•	Ingest content from content provider’s satellite in a mutually agreed to format.

•	Gogo will not warranty the content that arrives from [***] and Gogo will not introduce any new errors to the content. [***].

•	Refresh content selection periodically [***]. Upon refresh request, the Parties will mutually agree to the costs and schedule of the request.

•	Have personnel directly assigned to the program, full-time, during development, testing and integration

•	Provide the IPTV services under this Exhibit J for the [***]. Upon expansion, the Parties will mutually agree to the costs and schedule of such expansion.

In connection with services provided by Gogo under this SOW, Delta shall (a) cause its Content Providers to maintain during the Term, and make all necessary payments for, [***] in connection with the exhibition of any IPTV Content, including licenses for the [***] contained in such IPTV Content including licenses for the [***] contained in such IPTV Content (b) be responsible for maintaining during the Term, and making all necessary payments for, any and all [***] arising from [***], (c) to comply, and will cause its Content Providers to comply, with all laws, rules and regulations requiring closed captioning or MPAA ratings disclosure, or otherwise applicable to the content of the IPTV Content, [***]; provided, however, that [***], and (d) deliver IPTV Content [***]. Delta will defend, indemnify and hold harmless the Gogo Indemnified Parties against and from all suits, judgments, losses, damages, fines, penalties, liabilities or costs (including reasonable attorneys’ fees and expenses) resulting from any claim, suit or demand by any third party, arising out of [***].

5.	Non-Recurring Engineering. Delta shall pay Gogo the following [***].

Item	Cost
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

[***] Total:	[***]

Total [***]:	[***]

If Delta elects to [***].

If Delta elects to [***].

6.	Recurring Costs. Delta shall pay [***]. These costs remain unchanged regardless of [***]

Item	Cost
[***]	[***]
[***]	[***]
[***]	[***]

[***]. Delta will provide Gogo written notice if [***]. [***]:

Optional Items	Cost
[***]	[***]
[***]	[***]

7.	Payment.

[***]:

•	[***]

•	[***]

•	[***]

•	[***]

•	[***]

In the event that Gogo and Delta reasonably determine and mutually agree that [***].

[***] set forth under Section 6 above will be [***]. For any partial years, payment will be pro-rated for complete months that the services were provided in that period.

8.	Change Requests. Any additional services that are outside of the scope included above will [***].

9.	Service Level Agreement.

9.1	Service Availability. For each month during the Term, the IPTV services will be available [***].

Should IPTV Availability [***]:

a)	[***].

b)	[***].

c)	[***].

d)	[***].

The [***] will be calculated based on [***].

In the case that IPTV Availability is [***]. For purposes of the Agreement, Delta’s [***].

9.2	Exclusion from Availability: Gogo shall have no obligation to Delta for such failure or any delay resulting from:

9.2.1	[***].

9.2.2	[***].

9.2.3	[***].

9.2.4	[***].

9.2.5	[***].

9.2.6	[***].

9.2.7	[***].

9.2.8	[***].

9.3	Liquidated Damages for Late Delivery. An integration and installation schedule for this program is set forth in the table below (as amended from time to time). If Gogo fails for any reason [***], then Gogo will pay Delta, as Delta’s sole and exclusive remedy for such failure, as liquidated damages, [***]. This section 9.3 sets out Delta’s exclusive remedies for a delay in installation. For purposes of clarification, and without otherwise modifying the definition of [***], the parties agree that if Delta, Panasonic or DISH fails to respond to Gogo’s reasonable request for approval or input related to the IPTV Project [***].

Milestone	Date
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

10	Term and Termination.

10.1	This Exhibit J will continue in effect as of January 29th, 2018 and will extend for 36 months and thereafter will automatically renew from year to year until a Party receives notice at least thirty (30) days prior to the renewal date.

10.2	The foregoing notwithstanding, Delta [***].

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